                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 12, 2003

                           SALIX PHARMACEUTICALS, LTD.
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


              000-23265                                   94-3267443
------------------------------------         -----------------------------------
     (Commission file Number)                      (IRS Employer ID Number)


   8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina  27615
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code  (919) 862-1000
                                                    ----------------------------

Item 5.  Other Events and Regulation FD Disclosure

     Salix Pharmaceuticals, Ltd. issued a press release on May 12, 2003, announcing positive results from a study analysis of rifaximin. A copy of this press release is attached as an exhibit.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

     99.1  Press Release dated May 12, 2003

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SALIX PHARMACEUTICALS, LTD.

Date: May 12, 2003             By:  /s/      Adam C. Derbyshire
                                    --------------------------------
                                     Adam C. Derbyshire
                                     Vice President and Chief Financial Officer